SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 1, 2000

                      American Gaming & Entertainment, Ltd.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


   0-19049                                                         74-2504501
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   (Commission                                               (IRS Employer
   File Number)                                           Identification No.)


  Bank One Tower, 111 Monument Circle, Suite 4600, Indianapolis, Indiana 46204
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (317) 974-1969


            51 Beech Road, Glen Rock, New Jersey 07452 - December 31
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  (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 1.  Changes in Control of the Registrant

The purchase by Messrs. David B. McLane, John F. Fisbeck and Carter M. Fortune (collectively, the "Control Group") and their assigns of 367,911,380 shares of the common stock of the Registrant from the Registrant's majority shareholders as previously reported on Form 8-K filed on August 14, 2000, became effective on September 1, 2000. Of the 367,911,380 shares purchased, 344,161,540 shares were purchased by the Control Group. The right to purchase the remainder of the shares was assigned to family members of the Control Group and employees and consultants of WOW Entertainment, Inc., a company owned by the Control Group (which company has become a wholly-owned subsidiary of the Registrant and has changed its name to Women of Wrestling, Inc.) The source of funds for all purchases was from personal funds. Collectively, the stock purchased represents 98.1% of the outstanding common stock of the Registrant.

The Control Group also agreed to cause the Registrant to pay J. Douglas Wellington, who served as the Registrant's President and CEO until immediately following closing on the stock purchase, from post-closing funds to be contributed to the Registrant by the Control Group, a severance payment in the amount of $62,500 (which represents one-half of the severance payment to be received under his employment agreement in effect immediately prior to the closing) and a car and rent allowance in the amount of a one time payment of $1,500. Immediately following closing of the stock purchase, Mr. Wellington resigned as the CEO and President of the Registrant and Mr. McLane was elected as president. The Registrant entered into a Severance and Consulting Agreement with Mr. Wellington upon his resignation as President and CEO. In addition, Douglas E. May was elected as the Chief Financial Officer.

The Registrant's Board of Directors was expanded to three members and the Board of Directors appointed Mr. McLane to fill one of the vacancies. The Board of Directors also elected Frank Fisbeck and Douglas E. May as Directors whose election will become effective no more than ten days following the mailing of a definitive Information Statement to the Registrant's shareholders. Mr. Fisbeck is the father of John F. Fisbeck, one of the members of the Control Group. Mr. Wellington is anticipated to resign from the Board shortly after the new directors take office.

Item 2.  Acquisition or Disposition of Assets

On September 1, 2000, the Registrant purchased, for nominal consideration, all of the common stock of Women of Wrestling, Inc. ("WOW"), a company owned by David B. McLane, John F. Fisbeck and Carter M. Fortune, the Control Group who (along with certain other persons as described above) recently purchased the 98.1% of the common stock of the Registrant. In addition to serving as a director and the president of the Registrant, Mr. McLane is also the president of WOW under an employment agreement dated May 5, 2000. In addition, David McLane Enterprises, Inc., a company owned by Mr. McLane, provides certain consulting services to WOW under a service agreement dated May 5, 2000. WOW was incorporated as an Indiana corporation in May, 2000, and has no operating history. WOW's principal business is developing and producing sports entertainment programming. WOW's first run syndicated television series, WOW-Women of Wrestling, is scheduled to premiere in the fall of 2000 and is being distributed by M/G Perin, Inc. pursuant to a Distribution Agreement.

WOW's significant assets include employment, venue and other production contracts (entered into in the ordinary course of business); certain intellectual property, including trademark rights in the "WOW Women of Wrestling" name, logos and character names of performers; rights in characters portrayed by performers; publicity rights of performers with respect to their performances; and copyrights in recorded performances, events, programs, advertisements and promotional materials and capitalized production costs relating to its syndicated television program.

WOW has outstanding 20,000 shares of Series A Preferred Stock (the "Preferred Stock") which was sold to Mr. Fortune for $2,000,000. The dividend rate of Series A is equal to the London Interbank Offered Rate ("LIBOR") plus one percent (1%) (subject to change effective on the same date as each change of LIBOR) per annum payable quarterly on the 15th day of January, April, July and October in each year; the redemption price for the Preferred Stock is $100 per share; the Preferred Stock is not convertible into common stock; in the event of a liquidation, the Preferred Stock is entitled to receive a liquidating distribution of $100

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per share (plus any accrued but unpaid dividends) and the Preferred Stock has the same voting rights as WOW's common stock of one vote per share. The Preferred Stock constitutes less than 1% of WOW's voting stock.

In addition, Mr. Fortune has agreed to loan to WOW up to $3,000,000 pursuant to a Line of Credit Promissory Note dated May 5, 2000, at an interest rate equal to LIBOR plus one percent (1%) (subject to change effective on the same date as each change of LIBOR) per annum. Principal and interest on said note is due monthly with the entire outstanding principal and any accrued interest due on November 1, 2001. The note is secured by a security interest in WOW's assets.

Item 4. Changes in Certifying Accountant

The Registrant appointed Katz Sapper & Miller, LLP as the Registrant's independent public accountants and such firm accepted such appointment effective as of September 14, 2000. Katz Sapper & Miller, LLP had not been previously engaged by the Registrant. The Registrant also notified Mintz Rosenfeld & Company LLC that the Registrant was changing accountants as of such date. The change of accountants was approved by the Board of Directors of the Registrant.

The report of Mintz Rosenfeld & Company LLC on the Registrant's financial statements for the fiscal year ended December 31, 1999 contained an unqualified opinion with a going-concern explanation. For the fiscal year ended December 31, 1999 and the subsequent interim periods, there were no disagreements with Mintz Rosenfeld & Company LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Mintz Rosenfeld & Company LLC, would have caused Mintz Rosenfeld & Company LLC to make reference to the matter in its audit report.

Mintz Rosenfeld & Company LLC has furnished a letter to the Registrant addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements.

Item 7.     Financial Statements and Exhibits


(a) and (b) It is impracticable to provide the required financial statements for the acquired business described in Item 2 at this time. The registrant will file the required financial statements as they are available which is anticipated to be not later than 60 days after the filing of this Form 8-K.

(c)     Exhibits

Exhibit Number     Description
4.1 Subscription and Shareholders' Agreement dated as of May 5, 2000 between Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.), John F. Fisbeck, David B. McLane and Carter M. Fortune
4.2 Security Agreement dated May 5, 2000, made by Women of Entertainment, Inc. (f/k/a WOW Entertainment, Inc.) in favor of Carter M. Fortune
10.1 Stock Purchase Agreement dated as of September 1, 2000 between John F. Fisbeck, David B. McLane and Carter M. Fortune, and American Gaming & Entertainment, Ltd.
10.2 Distribution Agreement executed as of July 17, 2000 between Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.) and M/G Perin, Inc.
10.3 Severance and Consulting Agreement dated September 1, 2000 between the Company, Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.), John F. Fisbeck, David
                 B. McLane and Carter M. Fortune and J. Douglas Wellington
10.4 Service Agreement dated May 5, 2000 between Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.) and David McLane Enterprises, Inc.
10.5 Employment Agreement dated May 5, 2000 between Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.) and David B. McLane
23.1             Consent of Mintz Rosenfeld & Company LLC


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Item 8. Change in Fiscal Year.

On September 1, 2000, the Board of Directors authorized the change of the Registrant's fiscal year from a December 31 year end to an August 31 year end. The purpose of the change is to have the Registrant's fiscal year coincide with its television season. The Registrant will report the transition period for the new fiscal year on Form 10-KSB, which the Registrant anticipates will be filed on or before November 29, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      American Gaming & Entertainment, Ltd.
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                                  (Registrant)

DATE:     September 18, 2000

                                        By:  /s/ David B. McLane
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                                             David B. McLane, President




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                                  EXHIBIT INDEX



EXHIBIT
  NO.                  DESCRIPTION                                          PAGE
-------                -----------                                          ----
4.1 Subscription and Shareholders' Agreement dated as of May 6 5, 2000 between WOW Entertainment, Inc., John F. Fisbeck,
               David B. McLane and Carter M. Fortune
4.2 Security Agreement dated May 5, 2000, made by WOW 21 Entertainment, Inc. in favor of Carter M. Fortune
10.1 Stock Purchase Agreement dated as of September 1, 2000 26 between John F. Fisbeck, David B. McLane and Carter M. Fortune, and American Gaming & Entertainment, Ltd.
10.2 Distribution Agreement executed as of July 17, 2000 37 between WOW Entertainment, Inc. and M/G Perin, Inc.
10.3 Severance and Consulting Agreement dated September 1, 2000 54 between the Company, Women of Wrestling, Inc. (f/k/a WOW Entertainment, Inc.), John F. Fisbeck, David B. McLane and Carter M. Fortune and J. Douglas Wellington
10.4 Service Agreement dated May 5, 2000 between WOW 60 Entertainment, Inc. and David McLane Enterprises, Inc.
10.5 Employment Agreement dated May 5, 2000 between WOW 64 Entertainment, Inc. and David B. McLane
23.1           Consent of Mintz Rosenfeld & Company LLC                       67



* Incorporated by reference.


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